OPTION TO PURCHASE AND SHAREHOLDERS AGREEMENT

         THIS AGREEMENT is made the 24th day of October, 1998, by and among APAC MINERALS INC., a body corporate incorporated pursuant to the laws of the Province of British Columbia and having an office located at 1147 Homer Street, Vancouver, B.C., V6B 5T5 (hereinafter called "APAC"), ARMINEX S.A., a body corporate incorporated pursuant to the laws of Argentina and having an office located at Lemos 522, 3B, Mendoza, Ciudad (5500), Argentina (hereinafter called "Arminex"), LAFAYETTE LIMITED, a body corporate incorporated pursuant to the laws of St. Vincent, and having an office located at Trust House, 112 Bonadie Street, Kingstown, St. Vincent (hereinafter called "Lafayette"), and ILMARS GEMUTS, an individual, of 90 Hillside Trail, Mahopac, NY 10541, USA (hereinafter called "Gemuts") (Lafayette and Gemuts being collectively referred to herein as the "Optionors").

                                    RECITALS

         A. Arminex carries on the business of exploration and development of mineral resources in Argentina, and Arminex currently holds more than twenty (20) concessions in different provinces in Argentina;

         B. APAC wishes to obtain from the Optionors and/or Arminex and the Optionors and Arminex wish to grant to APAC and exclusive option to purchase an undivided Forty percent (40%) equity interest in Arminex, and a second option to purchase an additional Eleven percent (11%) interest in Arminex, for an aggregate Fifty-one percent (51%) equity interest in Arminex, upon the terms and conditions set below; and

         C. APAC, Lafayette, Gemuts and Arminex desire to enter into this Agreement in order to record their respective rights and obligations, and how the affairs of Arminex will be conducted.

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of Fifty Thousand Dollars ($50,000) in lawful money of Canada paid to Arminex, the receipt and sufficiency of which is hereby acknowledged by Arminex and the Optionors, and the mutual promises herein contained, the parties hereto agree each with the other as follows:

1.       DEFINITIONS

1.1 In this Agreement, the following words and phrases, unless there is something in the context inconsistent therewith, will have the following meanings:

         (a) "Affiliate" means, with respect to any Shareholder, any corporation which is directly or indirectly controlled by such Shareholder, and if any Shareholder shall be a corporation means in addition to the foregoing any corporation which controls such corporate Shareholder;

         (b)      "Arminex" means Arminex S.A.;

         (c)      "APAC" means APAC Minerals Inc.;

         (d) "Approval Date" means the date upon which APAC receives written confirmation from the Vancouver Stock Exchange that this Agreement has been accepted for filing by the Vancouver Stock Exchange;

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         (e)      "Board" means the board of directors of Arminex;

         (f) "Escrow Agent" shall mean Montpellier McKeen Varabioff Talbot & Guiffe, the Optionors' lawyers in Vancouver, B.C., who shall hold the Shares and authorizations referred to in Section 3.6 in escrow until APAC has exercised its First Option and/or its Second Option as hereinafter provided.

         (g) "Operator" means that person or company acting as such pursuant to Article 6 of this Agreement;


         (h) "Optionors" means Lafayette and Gemuts, or their respective successors or assigns;

         (i) "Property" means the exploration and mining concessions lawfully owned by Arminex in Argentina, including those owned on the date hereof and those which may be acquired during the term hereof, such concessions currently being those more particularly described in Exhibit A attached hereto and by this reference incorporated herein and any successor or replacement mineral titles or interests therein;

         (j) "Shareholders" means a shareholder of Arminex, including, as appropriate, APAC, Lafayette and Gemuts or their respective successors or permitted assigns and "Shareholder" means any one of them;

         (k) "Shares" means at the relevant time the shares in the capital of Arminex issued and outstanding; and

         (l) "Technical Report" means an independent geological or engineering report on the Property or any portion thereof discussing the geology of the area, the historical work performed upon the Property or any portion thereof, and recommending that further exploration or development work be carried out thereon.

2.       CONDITIONS PRECEDENT

2.1 APAC's obligations hereunder shall be subject to the completion of the following conditions precedent:

          (a)  APAC's  receipt  of  audited  financial   statements  of  Arminex
               prepared  in  accordance  with  generally   accepted   accounting
               principles in Canada;

          (b)  APAC's  receipt of a  satisfactory  title report on the Property;
               and

          (c) The acceptance of this Agreement for filing by the Vancouver Stock Exchange.

3.       OPTIONS TO PURCHASE SHARES

3.1 The Optionors and Arminex hereby irrevocably grant to APAC the exclusive right to purchase (the "First Option") from Optionors and/or Arminex that number of the Shares sufficient to comprise at the time of exercise and completion of the First Option, Forty percent (40%) of the Shares (the "First Option Shares"), such First Option being exercisable on or before the first anniversary of the Approval Date as more particularly set out in paragraph 3.2 below. The First Option shall be granted on the Approval Date. If the Approval Date has not occurred within forty-five (45) days of the date hereof, the Optionors shall, upon request by APAC or of their own discretion, refund the CDN$50,000 amount paid to the Optionors upon execution hereof, without deduction or interest, and this Agreement shall be terminated and of no further force and effect.

3.2      APAC may exercise the First Option

         (a) by the payment to Arminex of funds as required by budgets as provided in paragraph 3.3 below in the aggregate sum of Six Hundred Fifty Thousand Dollars ($650,000) in lawful money of Canada, on or before the first anniversary of the Approval Date; and

         (b) by the issuance and delivery to Optionors of an aggregate of Eight Hundred Thousand (800,000) free trading common shares of APAC within a period of fifteen (15) business days following the date of APAC's receipt of written confirmation from the Vancouver Stock Exchange ("VSE") that a Technical Report filed with the VSE reviewing exploration work performed on any of the Property during the First Option period and recommending that further exploration or development work be carried out on the concessions, is in a form acceptable for the issuance of such shares, but in any event not less than 30 days after the first anniversary of the Approval Date.

3.3 Exploration and development expenditures on the concessions will only be conducted in accordance with budgets and programs approved by Arminex and APAC and these exploration and development expenses and reasonable costs of Arminex will be funded by APAC within Forty-five (45) days of a cash call to APAC from Arminex to provided funding for such programs or expenses. If APAC fails to provide the required funding within the 45-day period or a subsequent 45-day default period, the applicable option shall terminate. Expenditures in excess of $650,000 for the exploration and development of the Property in one period may be carried forward to earn an additional ownership interest pursuant to the Second Option.

3.4 Upon APAC's exercise of the First Option, the Optionors and Arminex hereby irrevocably grant to APAC the exclusive right to purchase that number of Shares (the "Second Option Shares") sufficient to comprise, at the time of exercise and completion of the Second Option, an additional Eleven percent (11%) equity interest in Arminex (for an aggregate equity interest of Fifty-one percent (51%) in Arminex) (the "Second Option"), such Second Option being exercisable on or before the third anniversary of the Approval Date as more particularly set out in paragraph 3.5 below.

3.5 In order to exercise the Second Option and earn up to an additional Eleven percent (11%) ownership interest in Arminex for an aggregate equity interest in Arminex of Fifty-one percent (51%), APAC must:

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         (a)      have exercised the First Option;

         (b) pay to Arminex the aggregate additional amount of One Million Five Hundred Thousand Canadian Dollars (CDN$1,500,000) as required by budgets as provided in paragraph 3.5(c) below for the purpose of carrying out further exploration and development on all or any of the concessions including the funding of property maintenance costs for the concessions and the other reasonable costs of Arminex within the two (2) year period following the first anniversary of the Approval Date (the "Second Option Period") as follows:

                  (i) not less than Seven Hundred Fifty Thousand Canadian Dollars (CDN$750,000) during the first year of the Second Option Period, in which case APAC shall have earned an additional Five percent (55) interest for an aggregate Forty-five percent (45%) equity interest in Arminex; and

                  (ii) not less than a further Seven Hundred Fifty Thousand Canadian Dollars (CDN$750,000) during the second year of the Second Option Period;

        (c) exploration and development expenditures on the Property will only be conducted during the Second Option Period in accordance with budgets and programs approved by Arminex and APAC and these exploration and development expenses and reasonable costs of Arminex will be funded by APAC within Forty-five (45) days of a cash call to APAC from Arminex to provide funding for such programs or expenses. If APAC fails to provide the required funding within the 45-day period or a subsequent 45-day default period, the applicable option shall terminate. Expenditures in excess of $750,000 for the exploration and development of the Property in the first year of the Second Option Period may be carried forward to the second year of the Second Option Period.

All of the foregoing share payments and expenditures will be optional. APAC may choose not to deliver any shares of APAC to the Optionors or pay moneys to Arminex to fund exploration and development expenditures under the First Option and will thereby surrender and terminate the First Option and retain no interest in Arminex. Alternatively, APAC may decide to deliver that number of shares of APAC to the Optionors and make the payments to Arminex to fund exploration and development expenditures to exercise the First Option to earn a Forty percent (40%) equity interest in Arminex or both the First Option and the Second Option to earn up to the total Fifty-one percent (51%) equity interest in Arminex, in accordance with the requirements described in this paragraph 3.5.

3.6 Upon completion of the payment and execution of this Agreement, Arminex and/or Optionors shall deliver the First Option Shares and Second Option Shares, duly endorsed for transfer to APAC together with the appropriate corporate authorizations or resolutions for such transfer, to the Escrow Agent. In the event Arminex shall issue additional shares or warrants at any time during the term of this Agreement, Arminex shall deliver to the Escrow Agent additional share certificates sufficient to assure to APAC Forty percent (40%) and/or Fifty-one percent (51%) equity interest in Arminex as the case may be. The Escrow Agent shall hold such shares and authorizations in escrow in accordance with irrevocable escrow instructions executed by all parties until they have received written confirmation from APAC that:

         (a) APAC has delivered the APAC shares and the balance of Six Hundred and Fifty Thousand Dollars ($650,000) to Arminex in full and final payment for the First Option Shares, and upon receipt of such written confirmation, the Escrow Agent shall release the First Option Shares to APAC provided that the Escrow Agent has given at least fifteen (15) days notice to Arminex; and

         (b) APAC has delivered the balance of One Million Five Hundred Thousand Dollars ($1,500,000) to Arminex in full and final payment for the Second Option Shares, and upon receipt of such written confirmation, the Escrow Agent shall release the Second Option Shares to APAC provided that the Escrow Agent has given at least fifteen (15) days notice to Arminex.

The parties hereto agree to indemnify and hold the Escrow Agent harmless from any and all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur, caused or arising from their acceptance of the terms of escrow described herein.

3.7 The exercise date (the "Excise Date") for the exercise of the First Option and Second Option to earn the applicable interest described in this Section 3 shall be five (5) business days after the fulfilment by APAC of the conditions set forth to earn the applicable interest and, as of such Exercise Date, APAC will be deemed to have acquired such interest and will be entitled to receive a transfer from Arminex and/or the Optionors of the appropriate number of Shares of Arminex and/or Optionors in respect of the interest earned.

3.8 The First Option and Second Option granted to APAC herein are options only, and no payment of action on the part of APAC obligates APAC to make any further payment or perform any further act hereunder.

4.       PERFORMANCE BONUS

4.1 In the event that, at any time within Five (5) years from the Approval Date, exploration on any of the concessions comprising the Property has advanced to a stage where the Arminex attributable interest in a measured or indicated resource has been outlined to or greater than One (1) million ounces of gold or gold equivalent, the Optionors shall be entitled to receive a performance bonus. This bonus entitles Optionors to a one-time payment upon the first discovery and delineation of such measured or indicated resource. This bonus will be calculated at $5.00 per ounce (for example, for 1 million ounces of gold or gold equivalent attributable to the interest of Arminex in such resource, Five (5) million U.S. dollars), to Arminex of which the Optionors will be paid pro-rata based on their then current equity interest in Arminex. APAC shall pay such bonus to Optionors in proportion to their then current shareholdings in Arminex. APAC will have the option to pay the performance bonus in U.S. dollars or in free trading common shares of APAC valued at the thirty (3) trading day weighted average closing price of APAC, prior to the date of public disclosure of the measured or indicated resource. The bonus in U.S. dollars or issued shares shall be delivered to the Optionors upon written acceptance from the VSE of a Technical Report confirming such measured or indicated resources on any of the concessions included in the Property.

5.       REPRESENTATIONS AND WARRANTIES

5.1 The Optionors, jointly and severally, and APAC each represent and warrant to others as follows:

         (a) It validly exists, and is in good standing with respect to its required filings with all applicable regulatory authorities in its place of incorporation;

         (b) It has the corporate power and authority to enter into this Agreement and to carry out and implement the terms hereof, without the prior consent or approval of any other third party or governmental authority, and its execution and delivery of this Agreement will not result in its breach of any of its constating documents, material contracts, permits, licenses, or concessions, and will not result in the violation of any of the terms and provisions of any law applicable to it;

         (c) This Agreement has been duly executed and delivered by it and constitutes a valid obligation of it legally binding upon it and enforceable against it in accordance with its terms;

5.2 The Optionors, jointly and severally represent and warrant to APAC that Arminex's exploration and mining concessions comprising the Property validly exist and are in good standing in respect of all required filings with the applicable regulatory authorities, and Arminex is not in breach or default of any of the terms and conditions of the concessions comprising the Property, and the concessions comprising the Property are properly recorded and registered in title name of Arminex, and are not subject to any lien, charge, or encumbrance of any nature or kind whatsoever by any other third party, other than normal governmental royalties under applicable mining law.

6.       OPERATOR

6.1 Unless APAC shall notify Optionors that it shall elect to abandon either its First Option or its Second Option, and otherwise until the exercise of the Second Option, the Operator shall be APAC. If APAC shall abandon either its First Option or its Second Option and otherwise after the exercise of the Second Option, there shall be no Operator, and the activities of Arminex shall be in the discretion of the Board in accordance with its Articles and bylaws.

6.2 The Operator may at any time on sixty (60) days notice to Arminex resign as Operator, in which event Arminex shall select another party, person or company to be operator upon the sixtieth day after receipt of the Operator's notice of resignation or such sooner date as Arminex may establish and give notice of to the resigning Operator. The resigning Operator shall thereupon be released and discharged from all its duties and obligations as Operator on the earlier of those dates save only as to those duties and obligations that it theretofore should have performed.

6.3 The new Operator shall assume all the rights, duties, liabilities and status of the previous operator as provided in the Agreement, without obligation to retain or hire any of the employees of the former Operator or to indemnify the former Operator for any costs or expenses which the previous Operator may incur as a result of the termination of the employment of any of its employees resulting from this change of Operator, and shall continue to act as Operator until its replacement of resignation.

6.4 The Operator shall have full right, power and authority to do everything necessary or desirable to carry out and to determine the manner of the exploration and development of the Property, and without limiting the generality of the foregoing, the right, power and authority to:

         (a) Regulate access to the Property subject only to the right of representatives of the parties to have access to the properties at all reasonable times for the purpose of inspecting mining work being done thereon but at their own risk and expense;

         (b) Employ and engage such employees, agents and independent contractors as it may consider necessary or advisable to carry out its duties and obligations hereunder arid in this connection to delegate any of its powers and rights to perform its duties and obligations hereunder, but the Operator shall not enter into any contractual relationships with the party except on terms which are commercially competitive;

         (c) Execute all documents, deeds, and instruments, do or cause to be done all such acts and things and give all such assurances as may be necessary to maintain good and valid title to the Property and the equipment and facilities thereon and each party hereby irrevocably constitutes the Operator its true and lawful attorney to give effect to the foregoing and hereby agrees to indemnify and save the Operator harmless from any and all costs, loss or damage sustained or incurred without gross negligence or bad faith by the Operator directly or indirectly as a result of its exercise of its powers pursuant to this subparagraph; and

         (d) Conduct such title examinations and cure such title defects as may be advisable in the reasonable judgment of the Operator.

6.5 The Operator shall have the following duties and obligations during the term hereof:

         (a) To diligently manage, direct and control all exploration, development and producing operations in and under the Property in a prudent and workmanlike manner and in compliance with all applicable laws, rules, orders and regulations;

         (b) To prepare and deliver to each of the parties after the completion of a program, a report containing the engineering and geological results derived from the mining work just completed as well as a breakdown of the costs made in carrying out such work, and such report shall contain any conclusions reached by the Operator as well as the Operator's recommendations regarding the next program and budget on the Property; each report shall be delivered to the parties within forty-five (45) days of the completion of each program;

         (c) Subject to the terms and conditions of this Agreement, to keep the properties of Arminex in good standing, free and clear of all liens, charges and encumbrances of every character arising from operations (except for those which are in effect on the date of this Agreement or are created pursuant to this Agreement, liens for taxes not yet due, other inchoate liens and liens contested in good faith by the Operator) and to proceed with all diligence to contest or discharge any lien that is filed by reason of the Operator's failure to perform its obligations hereunder;

         (d) To maintain true and correct books, accounts, and records of operations hereunder;

         (e) To permit one representative of the parties appointed in writing on not less than two weeks notice and at their expense to inspect, audit and copy the Operator's accounts and records relating to the accounting for production or to the determination of the proceeds from the sale thereof for any fiscal year of the Operator within nine (9) months following the end of such fiscal year;

         (f) To obtain and maintain or cause any contractor engaged hereunder to obtain and maintain during any period in which active mining work is carried out hereunder such insurance coverage as the Operator deems advisable;

         (g) To open and maintain on behalf of Arminex such bank account or bank accounts as the Operator may direct;

         (h) To permit the parties or their representatives appointed in writing, on not less than two (2) weeks notice, at their own expense and risk, reasonable access to the Property and all data derived from carrying out mining work thereon;

         (i) To prosecute, and defend but not to initiate without the consent of Arminex all litigation or administrative proceedings arising out of the Property, the equipment or facilities or mining work conducted thereon; and

         (j) To transact, undertake and perform all transactions, contract, employments, purchases, operations, negotiations with third parties and any other matter or thing undertaken by or on behalf of Arminex hereunder in Arminex's name.

7.       CONDUCT OF THE AFFAIRS OF THE COMPANY

7.1 Prior to the exercise by APAC of its Second Option, the Shareholders shall vote their Shares so that the Board shall be comprised of three directors and so that two nominees will be appointed by Optionors, and one nominee will be appointed by APAC. In the event that a position on the Board shall be open for any reason whatsoever, the Shareholder whose nominee shall have formerly occupied such position shall be entitled to nominate a new director to fill such vacancy. Following the exercise by APAC of its Second Option, the Shareholders shall vote their Shares to the effect that APAC will be entitled to have its representatives constitute a majority of the Board.

7.2 Unless otherwise provided herein the conduct of the business of Arminex shall be governed in accordance with its Articles or by-laws, as the case may be.

8.       INTEREST

8.1 If any Shareholder is required by this Agreement to pay monies to the other Shareholders, such monies shall bear interest at the prime commercial lending rate of the bank of Arminex at the time the monies became payable plus 4% per annum calculated monthly until repayment.

9.       TERMINATION

9.1 This agreement shall terminate:

          (a) if Arminex ceases to carry on business, has a receiving order made against it, goes into bankruptcy either voluntarily or involuntarily or makes a proposal to its creditors;

          (b)  if the First Option terminates unexercised; and

          (c) if the parties hereto consent in writing to the termination hereof.

10.      THIRD PARTY JOINT VENTURES

10.1 Arminex with prior notice to APAC and consultation with APAC, may commit concessions comprising the Property to joint ventures or joint venture companies operated by third parties other than APAC upon such reasonable terms as Arminex shall negotiate in good faith, provided that Arminex shall hold its interests in such joint ventures or joint venture companies subject to APAC's rights under this Agreement.

11.      GENERAL PROVISIONS

11.1 The parties shall executed such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

11.2 The provisions herein constitute the entire agreement among the parties and supersedes all previous expectations, understandings, communications, representations and agreements whether verbal or written among the parties with respect to the subject matter hereof.

11.3 If any provisions of this Agreement is unenforceable or invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining provisions of this Agreement and such provisions shall be severable from the remainder of this Agreement.

11.4 Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed or telegraphed to, or delivered at, the address of the other party hereinafter set forth:

                  If to APAC Minerals Inc.:      1147 Homer Street
                                                 Vancouver, BC  V6B 5T5

                  If to Arminex S.A.:            Lemos 522, 3B,
                                                 Mendoza, Ciudad (5500),
                                                 Argentina

                  If to Lafayette Limited:       Trust House, 112 Bonadie Street
                                                 Kingstown, St. Vincent

                  If to Ilmars Gemuts:           90 Hillside Trail
                                                 Mahopac, NY  10541, USA

or at such other address as the other party may from time to time direct in writing, and any such notice shall be deemed to have been received, if mailed, telexed or telegraphed, 48 hours after the time of mailing, telexing or telegraphing, and if delivered, upon the date of delivery. If normal mail service, telex service or telegraph service is interrupted by strike, slowdown, force majeure or other cause, a notice sent by the impaired means of communication will not be deemed to be received until actually received, and the party sending the notice shall utilize any other such services which have been so interrupted or shall deliver such notice in order to ensure prompt receipt thereof.

11.5     Time shall be of the essence hereof.

11.6 This Agreement shall be governed and construed in accordance with the law of the Province of British Columbia.

11.7 Should there be a disagreement or a dispute between the parties hereto with respect to this Agreement or the interpretation thereof, the same shall be referred to a single arbitrator pursuant to the International Commercial Arbitration Act of British Columbia, and the determination of such arbitrator shall be final and binding upon the parties hereto.

11.8 The headings in this Agreement form no part of this Agreement and shall be deemed to have been inserted for convenience only.

11.9 This Agreement shall enure to the benefit of and be binding upon the parties and their respective personal representatives, successors and permitted assigns, as the case may be.

         IN WITNESS WHEREOF the parties hereto have executed these presents under his hand and seat in the case of Gemuts and in the presence of their proper officers duly authorized in the case of APAC, Arminex and Lafayette, as of the day and year first above written.



THE  COMMON  SEAL  OF  APAC  Minerals  Inc.  was  hereunto )
affixed in the presence of:                                )
                                                           )
                                                           )
/s/  TORE BIRKELAND                                        )
     ------------------                                    )
     Tore Birkeland                                        )
Authorized Signatory                                       )          C/S
                                                           )
                                                           )
/s/  JOANNE YAN                                            )
     -------------                                         )
     Joanne Yan                                            )
Authorized Signatory                                       )
                                                           )


THE  CORPORATE  SEAL OF ARMINEX S.A. was hereunto  affixed )
in the presence of:                                        )
                                                           )
/s/ SVEN-ERIK SETTERBERG                                   )
-------------------------                                  )
Sven-Erik Setterberg                                       )
Authorized Signatory                                       )         C/S
                                                           )
                                                           )
                                                           )
Authorized Signatory                                       )
                                                           )


THE  CORPORATE  SEAL OF  LAFAYETTE  LIMITED  was  hereunto )
affixed in the presence of:                                )
                                                           )
                                                           )
/s/ W. DENNIE                                              )
---------------                                            )
    W. Dennie                                              )
Authorized Signatory                                       )             C/S
                                                           )
                                                           )
                                                           )
Authorized Signatory                                       )
                                                           )



SIGNED,  SEALED  AND  DELIVERED  by  ILMARS  GEMUTS in the )
presence of:                                               )
                                                           )
                                                           )
         "Signed"                                          )
Signature                                                  )   /s/ILMARS GEMUTS
                                                           )    ----------------
         Martinez de Rosas 32 "C"                          )      Ilmars Gemuts
--------------------------------------------               )
Address                                                    )
         Medoza (5500)                                     )
--------------------------------------------               )
                                                           )
         Geologist                                         )
         Occupation

                               APAC MINERALS INC.
                                1147 Homer Street
                        Vancouver, B.C., Canada, V6B 5T5
                  Telephone: (604) 688-2220 Fax: (604) 681-4056



November 27, 1998


Arminex S.A.
Lemos 522, 3B
Mendoza Ciudad (5500)
Argentina

Attention:        Mr. Sven-Erik Setterberg

Dear Mr. Setterberg,

RE: APAC Minerals Inc. and its Option Agreement dated October 24, 1998 with Arminex and its shareholders, S.A., Lafayette Limited and Mr. Ilmars Gemuts to acquire a 51% interest in Arminex S.A., which lawfully owns more than 20 exploration and mining concessions in Argentina.
------------------------------------------------------------------------------

Based on our discussion with VSE and its  recommendation  we would like to amend
Section 4.1 of the Agreement of October 24, 1998 as the following.

"4.1 In the event that, at any time within Five (5) years from the Approval Date, exploration of any of the concessions comprising the Property has advance to a stage where the Arminex attributable interest in proven and probable reserves have been outline to or greater than One (1) million ounces of gold or gold equivalent, the Optionors shall be entitled to receive a performance bonus. This bonus entitles Optionors to a one-time payment upon the first discovery and delineation of such proven and probable reserves. This bonus will be calculated at $5.00 per ounce (for example, for one (1) million ounces of gold or gold equivalent attributable to the interest of Arminex in such reserves, Five (5) million U.S. dollars), to Arminex of which the Optionors will be paid pro-rata based on their then current equity interest in Arminex, APAC shall pay such bonus to Optionors in proportion to their then current shareholdings in Arminex. APAC will have the option to pay the performance bonus in U.S. dollars or in free trading common shares of APAC valued at the thirty (30) trading day weighted average closing price of APAC, prior to the date public disclosure of the proven and probable reserves. The bonus in U.S. dollars or issued shares shall be delivered to the Optionors upon written acceptance from the VSE of a Technical Report confirming such proven and probable reserves on any of the concessions included in the Property."

Please confirm your understanding and agreement with the foregoing by signing this letter and faxing it to us with the original by mail.

Yours truly,

APAC Minerals Inc.

Per:

/s/ TORE BIRKELAND
    ----------------
    Tore Birkeland
    President


Agreed to and Accepted By

Arminex S.A.

Per:

/s/ SVEN-ERIK SETTERBERG
    -----------------------
    Sven-Erik Setterberg


Lafayette Limited

Per:

/s/ W. DENNIE
    ---------------


Mr. Ilmars Gemuts

                                 THIRD AMENDMENT
                                       TO
                  OPTION TO PURCHASE AND SHAREHOLDERS AGREEMENT


THIS THIRD AMENDMENT TO OPTION TO PURCHASE AND SHAREHOLDERS AGREEMENT made as of and effective from the 25th day of March, 1999.

BETWEEN:

          APAC MINERALS INC., a body corporate incorporated pursuant to the laws of the Province of British Columbia and having an office located at 1147 Homer Street, Vancouver, B.C., V6B 5T5

                                    ("APAC")
                                OF THE FIRST PART

AND:

          ARMINEX S.A., a body corporate incorporated pursuant to the laws of Argentina and having an office located at Lemos 522, 3B, Mendoza, Ciudad (5500), Argentina

                                  ("Arminex")
 AND:

          LAFAYETTE LIMITED, a body corporate incorporated pursuant to the laws of St. Vincent, and having an office located at Trust House, 112 Bonadie Street, Kingstown, St. Vincent

                                  ("Lafayette")

                                OF THE THIRD PART
AND:

          ILMARS GEMUTS, an individual, of 7486 Robb Court, Arvada, Colorado, 80005, USA

                                   ("Gemuts")

                               OF THE FOURTH PART


    (Lafayette and Gemuts being collectively referred to as the "Optionors")

WHEREAS:

A. By an Option to Purchase and Shareholders Agreement dated October 24, 1998 (the "Agreement"), the Optionors have granted to APAC an option to acquire up to 51% of the Shares of Arminex upon certain terms and conditions.

B. APAC, Arminex and the Optionors have agreed to further amend the Agreement as herein set forth.

     NOW THEREFORE THIS THIRD AMENDMENT WITNESSETH that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, APAC, Arminex, Lafayette and Gemuts agree as follows:


1. The Agreement is hereby amended by deleting Paragraph 10.1 and replacing the same with a new Paragraph 10.1 to read as follows:

          10.1 Arminex with prior notice to APAC and with prior consultation and the prior written consent of APAC, which consent may not be unreasonably withheld by APAC, may commit concessions comprising the Property to joint ventures or joint venture companies operated by third parties other than APAC upon such reasonable terms as Arminex and APAC shall negotiate in good faith, provided that Arminex shall hold its interest in such joint ventures or joint venture companies subject to APAC's rights under this Agreement.

2. All capitalized terms herein shall have the same meaning as attributed to them in the Agreement.

3. The Agreement and this Third Amendment shall be read together as far as it is practical as though all of the terms of the Agreement, as amended, and this Third Amendment to Option to Purchase and Shareholders Agreement were contained in one document.

4. Except as amended hereby, the provisions of the Agreement, as amended, remain in full force and effect.

     IN WITNESS WHEREOF the parties hereto have executed this Third Amendment to Option to Purchase and Shareholders Agreement as of and from the date first above written. IN WITNESS WHEREOF the parties hereto have executed this Third Amendment to Option to Purchase and Shareholders Agreement as of and from the date first above written.

THE COMMON SEAL of APAC  MINERALS  INC. was hereto  affixed in     )
the presence of its authorized signatories:                        )
                                                                   )
                                                                   )
/s/ TORE BIRKELAND                                                 )
    --------------------                                           )
    Tore Birkeland                                                 )
    Authorized Signatory                                           )
                                                                   )
                                                                   )
/s/ JOANNE YAN                                                     )
    -------------                                                  )
    Joanne Yan                                                     )
Authorized Signatory                                               )
                                                                   )



THE CORPORATE  SEAL of ARMINEX S.A. was hereto  affixed in the     )
presence of its authorized signatories:                            )
                                                                   )
/s/ SVEN-ERIK SETTERBERG                                           )
----------------------                                             )
Sven-Erik Setterberg"                                              )
Authorized Signatory                                               )
                                                                   )
                                                                   )
-----------------------                                            )     c/s
Authorized Signatory                                               )
                                                                   )
                                                                   )


THE CORPORATE SEAL of LAFAYETTE  LIMITED was hereto affixed in     )
the presence of its authorized signatory:                          )
                                                                   )
                                                                   )
/s/ W. DENNIE                                                      )
    ---------------                                                )
    W. Dennie                                                      )     c/s
Authorized Signatory                                               )
                                                                   )
                                                                   )
                                                                   )

SIGNED,  SEALED and  DELIVERED by ILMAR GEMUTS in the presence     )
of:                                                                )
                                                                   )
                                                                   )
/s/ AINA LISMANIS                                                  )
    -------------                                                  )
    AINA LISMANIS                                                  )
    Signature                                                      )
                                                                   )
    90 Hillside Trail                            /s/ ILMARS GEMUTS )
    Address                                         -------------- )
                                                     Ilmars Gemuts )
    Mahopac NY 10541                                               )
--------------------------------------------
                                                                   )
                                                                   )
    Biologist                                                      )
    Occupation                                                     )
                                                                   )

DATED: February ______, 1999

================================================================================


BETWEEN:

                              APAC MINERALS INC.

                              OF THE FIRST PART

AND:

                                 ARMINEX S.A.

                               OF THE SECOND PART

AND:

                               LAFAYETTE LIMITED

                                OF THE THIRD PART

AND:

                                 ILMARS GEMUTS

                               OF THE FOURTH PART


===============================================================================



                              AMENDING AGREEMENT


===============================================================================


                              SALLEY BOWES HARWARDT
                            Barristers and Solicitors
                      Suite 1750, 1185 West Georgia Street
                             Vancouver, B.C. V6E 4E6
                                 (604) 688-0788

                           Attention: Louis P. Salley

==============================================================================

                               AMENDING AGREEMENT

THIS AMENDING AGREEMENT made as of and effective from the day of February, 1999

BETWEEN:

         APAC MINERALS INC., a body corporate incorporated pursuant to the laws of British Columbia, and having an office located at 1147 Homer Street, Vancouver, British Columbia, V6B 5T5

         ("APAC")
                                OF THE FIRST PART
AND:

         ARMINEX S.A., a body corporate incorporated pursuant to the laws of Argentina, and having an office located at Lemos 522, 3B, Mendoza, Ciudad (5500), Argentina

         ("Arminex")

                               OF THE SECOND PART

AND

         LAFAYETTE LIMITED, a body corporate incorporated pursuant to the laws of St. Vincent, and having an office located at Trust House, 112 Bonadie Street, Kingstown, St. Vincent

         ("Lafayette")

                                OF THE THIRD PART

AND

         ILMARS GEMUTS, an individual, of 90 Hillside Trail, Mahopac, NY 10541, USA

         ("Gemuts")
          (Lafayette   and  Gemuts  being   collectively   referred  to  as  the
          "Optionors")

                               OF THE FOURTH PART

WHEREAS:

A. By Option to Purchase and Shareholders Agreement dated October 24, 1998 (the "Agreement"), the Optionors granted to APAC an option to acquire up to 51% of the Shares of Arminex upon certain terms and conditions;

B. APAX, Arminex and the Optionors have agreed to amend the Agreement as herein set forth.

NOWTHEREFORE THIS AMENDING AGREEMENT WITNESSETH and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, APAC, Arminex, Lafayette, and Gemuts agree as follows:

1. The Agreement is hereby amended by adding the following as paragraph 7A thereto:

        "7A.     RESTRICTIONS ON TRANSFER/RIGHT OF FIRST REFUSAL

         7A.1     Except as otherwise expressly permitted in this Agreement:

                    (a)  no  Shareholder  shall  sell,   transfer  or  otherwise
                         dispose or offer to sell, transfer or otherwise dispose, of any of its Shares unless that Shareholder (the "Offeror") first offers by notice in writing (the "Offer") to the other Shareholders (the "Others") pro rata in accordance with their shareholdings in the
                         Company the prior right to purchase, receive or otherwise acquire the same;

                    (b)  the Offer shall set forth:

                           (i)      the Shares offered for sale;

                           (ii) the consideration therefor expressed only in lawful money of Canada;

                           (iii)    the terms and conditions of the sale; and

                           (iv) that the Offer is open for acceptance for a period of 60 days after receipt of such Offer by the Others;

                    (c) any of the Others may accept such Offer and by such acceptance specify any additional portion of the Shares offered for sale that such Shareholder is prepared to purchase in the event that any of the Others fails to accept such Offer, and if any of the Others fails to accept such Offer, such Shareholder (pro rata if more than one) shall be entitled to purchase such additional portion of the Shares as shall be so available.

                    (d) if, and to the extent the Offer is not accepted, the Offeror may sell, transfer or otherwise dispose of its remaining Shares to any other person, firm or corporation ("Third Party") only for the consideration and upon the terms and conditions as set out in the Offer but only within the period of 90 days after the expiry of the period for acceptance by the Others and, if the Offeror does not do so, the provisions of this paragraph 7A.1 will again become applicable to the sale, transfer or other disposition of its Shares and so on from time to time;

                    (e) nodisposition of any Shares permitted by this paragraph 7A.1 shall be made unless the Third Party shall have entered into an agreement with the Others by which the Third Party shall be bound by and entitled to the benefit of the provisions of this Agreement and the Others shall enter into such an agreement; and

                    (f) any Shareholder who shall have disposed of all its Shares in compliance with the provisions of this Agreement shall be entitled to the benefit of and be bound by only the rights and obligations which arose pursuant to this Agreement prior to such disposition.

         7A.2 Any Shareholder may sell, transfer or otherwise dispose of the whole or any part of its Shares to any of its Affiliates provided that the Shareholder and the Affiliate enter into an agreement with the other Shareholders that:

                    (a) the Affiliate will remain such so long as the Affiliate holds the Shares or any part thereof;

                    (b) prior to the Affiliate ceasing to be such, the Affiliate will transfer its Shares back to the Shareholder or to another Affiliate of the Shareholder provided that such other Affiliate enters into a similar agreement with the other Shareholders; and

                    (c) the Affiliate will otherwise be bound by and have the benefit of the provisions of this Agreement.

         7A.3 Any sale, transfer or other disposition referred to in paragraph 7A.2 shall not release the Shareholder from his obligations hereunder.

         7A.4 Except as specifically provided herein, no Shareholder shall mortgage, pledge, charge, hypothecate or otherwise encumber his Shares or any part thereof without the prior written consent thereto of the other Shareholders, which consent may not be arbitrarily or unreasonably withheld.

         For greater certainty, the Optionors and Arminex hereby confirm and acknowledge that, for the purposes of the provisions of this paragraph 7A only, APAC shall be deemed to be a Shareholder as of and from the date of the Agreement."

2. All capitalized terms herein shall have the same meaning as attributed to them in the Agreement.

3. The Agreement and this Amending Agreement shall be read together as far as it is practical as though all of the terms of the Agreement and this Amending Agreement were contained in one document.

4. Except as amended hereby, the provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF the Parties hereto have executed this Amending Agreement as of and from the date first above written.

THE  COMMON  SEAL  OF  APAC  MINERALS  INC.  was  hereunto )
affixed in the presence of its authorized signatories:     )
                                                           )
--------------------------------------                     )
Authorized Signatory                                       )
                                                           )             C/S
--------------------------------------                     )
Authorized Signatory                                       )
                                                           )


THE  CORPORATE  SEAL OF ARMINEX S.A. was hereunto  affixed )
in the presence of its authorized signatories:             )
                                                           )
--------------------------------------                     )
Authorized Signatory                                       )
                                                           )               C/S
--------------------------------------                     )
Authorized Signatory                                       )
                                                           )


THE  CORPORATE  SEAL OF  LAFAYETTE  LIMITED  was  hereunto )
affixed in the presence of its authorized signatory:       )
                                                           )
--------------------------------------                     )
Authorized Signatory                                       )                C/S
                                                           )

SIGNED,  SEALED  AND  DELIVERED  by  ILMARS  GEMUTS in the )
presence of:                                               )
                                                           )
--------------------------------------                     )
Signature                                                  )
--------------------------------------                     )  -----------------
Address                                                    )     ILMARS GEMUTS
--------------------------------------                     )
Occupation                                                 )

===============================================================================
DATED:  June 4, 1999
===============================================================================


BETWEEN:



                               APAC MINERALS INC.

                                OF THE FIRST PART

AND:

                                  ARMINEX S.A.

                               OF THE SECOND PART

AND:

                               LAFAYETTE LIMITED

                                OF THE THIRD PART

                                      AND:

                                  ILMARS GEMUTS

                               OF THE FOURTH PART


================================================================================



                    FOURTH AMENDMENT TO OPTION TO PURCHASE
                          AND SHAREHOLDERS AGREEMENT


===============================================================================

                              Salley Bowes Harwardt
                            Barristers and Solicitors
                      Suite 1750, 1185 West Georgia Street
                             Vancouver, B.C. V6E 4E6
                                 (604) 688-0788

===============================================================================

                   FOURTH AMENDMENT TO OPTION TO PURCHASE AND
                             SHAREHOLDERS AGREEMENT


THIS FOURTH AMENDING AGREEMENT made the 4th day of June, 1999.

BETWEEN:

                    APAC MINERALS INC., a body corporate incorporated pursuant to the laws of the Province of British Columbia and having an office located at Suite 1208 - 808 Nelson Street, Vancouver, B.C., V6Z 2H2

                    (hereinafter called "APAC")

                                OF THE FIRST PART

AND:

                    ARMINEX S.A., a body corporate incorporated pursuant to the laws of Argentina and having an office located at Lemos 522, 3B, Mendoza, Ciudad (5500), Argentina

                    (hereinafter called "Arminex")

                               OF THE SECOND PART

AND:

                    LAFAYETTE LIMITED, a body corporate incorporated pursuant to the laws of St. Vincent, and having an office located at Trust House, 112 Bonadie Street, Kingstown, St. Vincent

                    (hereinafter called "Lafayette")

                                OF THE THIRD PART

AND:

                    ILMARS GEMUTS, an individual, of 90 Hillside Trail, Mahopac, New York, 10541, USA

                    (hereinafter called the "Gemuts")

                               OF THE FOURTH PART


(Lafayette and Gemuts being collectively  referred to herein as the "Optionors")

WHEREAS:

A. Pursuant to an Option to Purchase and Shareholders Agreement dated October 24, 1998, as amended November 27, 1998, February 6, 1999, and March 25, 1999 (collectively, the "Agreement"), the Optionors have granted to APAC certain exclusive options to acquire up to Fifty-One percent (51%) of the total issued and outstanding shares of Arminex, consisting of One Thousand (1,000) common shares (the "Shares"), as follows:

            No. of Shares                   Percentage Interest in Shares
          ----------------          --------------------------------------------

            400                      Forty percent (40%) (the "First Option");
            110                      Eleven percent (11%) (the "Second Option");

upon the terms and conditions contained in the Agreement;

B. The parties have agreed to further amend the Agreement to provide for the grant by the Optionors to APAC of a further exclusive option to purchase the remaining Forty-Nine percent (49%) interest in the Shares being, for greater certainty, an additional 490 common shares of Arminex, for an aggregate One Hundred percent (100%) equity interest in Arminex, upon the terms and conditions set out below.

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of One Dollar ($1.00) in lawful money of Canada now paid by APAC, the receipt and sufficiency of which is hereby acknowledged by Arminex and the Optionors, and the mutual promises herein contained, the parties hereto agree each with the other as follows:


1.   DEFINITIONS

1.1 In this Fourth Amending Agreement, all defined words and phrases will have the same meanings as set forth in the Agreement, except as expressly amended hereby.

2.   OPTION TO PURCHASE SHARES

2.1 The Optionors and Arminex hereby irrevocably grant to APAC the exclusive option to purchase, provided that APAC has first exercised both the First Option and the Second Option, the remaining Forty-Nine percent (49%) interest in the Shares being, for greater certainty, an additional 490 common shares of Arminex (the "Third Option Shares"), for an aggregate One Hundred percent (100%) equity interest in Arminex (the "Third Option"), such Third Option being exercisable within six (6) months of the date that APAC exercises the Second Option.

2.2 APAC may exercise the Third Option by the payment to the Optionors of the sum of Five Hundred Thousand Dollars (CDN$500,000) in lawful money of Canada, and the issuance to the Optionors of Five Million (5,000,000) common shares in the capital stock of APAC (the "APAC Shares"), provided that APAC may exercise the Third Option only if:

     (a) the average closing price of APAC's common shares as listed on the Vancouver Stock Exchange, or any other public stock exchange which trades the highest volume of such shares (the "Exchange"), for the twenty (20) trading days preceding the date of exercise, is at least CDN$1.00 per share; and

     (b) APAC will have filed a current Annual Information Form with the British Columbia Securities Commission.

2.3 The conditions precedent to the exercise by APAC of the Third Option described in sub-paragraphs 2.2(a) and (b) above, have been inserted for the benefit of the Optionors and Arminex and may be waived by them in whole or in part at any time.

2.4 The issuance of the APAC Shares to the Optionors is first subject to the prior acceptance for filing by the Exchange of an independent technical report, satisfactory to the Exchange, which establishes a minimum value of no less than Five Million Five Hundred Thousand Dollars ($5,500,000) in lawful money of Canada, for the Forty-Nine percent (49%) interest in the Shares.

3.   ESCROW OF SHARES

3.1 Upon execution of this Fourth Amending Agreement, the Optionors shall deliver the Third Option Shares, duly endorsed for transfer to APAC together with the appropriate corporate authorizations or resolutions for such transfer, to SBH Fiduciary Services Ltd. (the "Escrow Agent"), who shall hold such shares and authorizations in escrow until they have received written confirmation from APAC that APAC has delivered the balance of Five Hundred Thousand Dollars (CDN$500,000) in lawful money of Canada and the APAC Shares to the Optionors in full and final payment for the Third Option Shares, and upon receipt of such written confirmation, the Escrow Agent shall be at liberty to release the Third Option Shares to APAC provided that the Escrow Agent has given at least fifteen (15) days notice thereof to the Optionors and provided that the Optionors have not objected to the release of the Third Option Shares to APAC within that time. The parties hereto agree to indemnify and hold the Escrow Agent harmless from any and all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur, caused or arising from their acceptance of the terms of the escrow described herein.

4.   REPRESENTATIONS AND WARRANTIES

4.1 The Optionors, jointly and severally, represent and warrant to APAC as follows:

          (a) Arminex validly exists, and is in good standing with respect to its required filings with all applicable regulatory authorities in Argentina;

          (b) The Optionors are the legal and beneficial owners of the Shares, which are free and clear of all liens charges or encumbrances of any nature or kind whatsoever;

          (c) Arminex has the corporate power and authority to enter into this Fourth Amending Agreement and to carry out and implement the terms hereof, without the prior consent or approval of any other third party or governmental authority, and the execution and delivery of this Fourth Amending Agreement by the Optionors and Arminex will not result in the breach by either the Optionors or Arminex of any material contracts, permits, licenses, or concessions, or of Arminex' constating documents, and will not result in the violation of any of the terms and provisions of any law applicable to Arminex;

          (d) This Fourth Amending Agreement has been duly executed and delivered by the Optionors and Arminex and constitutes a valid obligation of the Optionors and Arminex legally binding upon them and enforceable against them in accordance with its terms;

          (e) the exploration and mining concessions comprising the Property validly exist and are in good standing in respect of all required filings with the applicable regulatory authorities, and Arminex is not in breach or default of any of the terms and conditions of the concessions comprising the Property, and the concessions comprising the Property are properly recorded and registered in the name of Arminex, and are not subject to any lien, charge, or encumbrance of any nature or kind whatsoever by any other third party, other than normal governmental royalties under applicable mining law.

4.2 The representations and warranties of the Optionors contained in this Fourth Amending Agreement are made with the intent that they may be relied upon by APAC for the purpose of its investment in Arminex, and the Optionors hereby agree to jointly and severally indemnify APAC against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur, caused or arising from its reliance thereon and the Optionors further agree that such representations and warranties will be true as at the closing date of APAC's acquisition of the Third Option Shares and will have the same force and effect as if they had been made by the Optionors at the closing date and that the representations and warranties of the Optionors shall survive the purchase by APAC of the Third Option Shares and shall continue in full force and effect notwithstanding any subsequent disposition by APAC of such shares. 5. GENERAL PROVISIONSGENERAL PROVISIONS

5.1  The parties hereto hereby agree and confirm that:

         (i) the Eight Hundred Thousand (800,000) common shares of APAC which may be issued pursuant to the provisions of paragraph 3.2(b) of the Option to Purchase and Shareholders Agreement dated October 24, 1998;

         (ii) those common shares of APAC which may be issued pursuant to the provisions of paragraph 4.1 of the subject Option to Purchase and Shareholders Agreement; and

         (iii) the Five Million (5,000,000) common shares of APAC which may be issued pursuant to the provisions of paragraph 2.2 of this Fourth Amendment to Option to Purchase and Shareholders Agreement;

shall, on the date of issuance of any such shares, be issued as fully paid and non-assessable common shares, which common shares shall be listed and posted for trading on the Vancouver Stock Exchange or on any other recognized stock exchange, the NASDAQ, or the Canadian Dealer Network.


5.2 The parties shall execute such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of this Fourth Amending Agreement.

5.3 Any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed or telegraphed to, or delivered at, the address of the other party as set out in the Agreement.

5.4  Time shall be of the essence hereof.

5.5  This  Fourth  Amending   Agreement  shall  be  governed  and  construed  in
     accordance with the law of the Province of British Columbia.

5.6 Except as expressly amended hereby, the Agreement is hereby ratified, confirmed and approved.

5.7 This Fourth Amending Agreement and the obligations of APAC hereunder are first subject to the prior acceptance of this Fourth Amending Agreement by the Vancouver Stock Exchange. APAC will use its best efforts to obtain such acceptance as soon as practicable after the execution hereof.

5.8 The Third Option granted to APAC herein is an option only, and no payment or action on the part of APAC obligates APAC to make any further payment or perform any further act hereunder. 5.9 This Fourth Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, successors and permitted assigns, as the case may be.5.9 This Fourth Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective personal representatives, successors and permitted assigns, as the case may be.

     IN WITNESS WHEREOF the parties hereto have executed these presents under his hand and seal in the case of Gemuts and in the presence of their proper officers duly authorized in the case of APAC, Arminex and Lafayette, as of the day and year first above written.


THE COMMON SEAL of APAC  MINERALS  INC. was hereto  affixed in     )
the presence of its authorized signatories:                        )
                                                                   )
                                                                   )
----------------------------                                       )
Authorized Signatory                                               )
                                                                   )
____________________________                                       )       c/s
Authorized Signatory                                               )
                                                                   )



THE CORPORATE  SEAL of ARMINEX S.A. was hereto  affixed in the     )
presence of its authorized signatories:                            )
                                                                   )
                                                                   )
----------------------------                                       )
Authorized Signatory                                               )
                                                                   )
____________________________                                       )       c/s
Authorized Signatory                                               )
                                                                   )
                                                                   )


THE CORPORATE SEAL of LAFAYETTE  LIMITED was hereto affixed in     )
the presence of its authorized signatory:                          )
                                                                   )
                                                                   )
____________________________                                       )         c/s
Authorized Signatory                                               )
                                                                   )
                                                                   )
                                                                   )

SIGNED,  SEALED and  DELIVERED by ILMAR GEMUTS in the presence     )
of:                                                                )
                                                                   )
                                                                   )
----------------------------                                       )
Signature                                                          )
                                                                   )-----------
____________________________                                       )ILMAR GEMUTS
Address                                                            )
                                                                   )
----------------------------                                       )
                                                                   )
                                                                   )
----------------------------                                       )
Occupation                                                         )
                                                                   )